                                                                   EXHIBIT 10.30

                                LICENSE AGREEMENT

        This License Agreement ("Agreement") is made and entered into as of the 31st day of March, 2000, by and between Martek Biosciences Corporation, a Delaware corporation ("Licensor"), and Abbott Laboratories, an Illinois corporation, ("Licensee").

                                   WITNESSETH:

        WHEREAS, Licensor has developed certain technology relating to the use of Omega-3 and Omega-6 long-chain polyunsaturated fatty acid-containing triglycerides for incorporation into infant formula;

        WHEREAS, Licensee and its affiliates are in the business of developing, manufacturing and marketing infant nutritional products; and

        WHEREAS, Licensee desires to obtain a non-exclusive license from Licensor to use the Technology and Licensor is willing to grant such license subject to the conditions and pursuant to the terms set forth in this Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants of the parties hereto, each party hereby agrees with the other as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.1. "Affiliate" shall mean any person, corporation, firm, partnership or other entity which directly or indirectly owns Licensee, is owned by Licensee or is owned by a party which owns Licensee to the extent that the owning entity has in excess of 50% of the equity having the power to vote on or direct the affairs of the owned entity.

        Section 1.2. "Infant Formula Product" shall mean a breast milk substitute formulated industrially in accordance with applicable Codex Alimentarius and United States Food and Drug Administration standards (i) to satisfy the total normal nutritional requirements of infants from birth up to between four and six months of age and adapted to their physiological characteristics or fed in addition to

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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
other foods to infants up to approximately one year of age and older or (ii) to satisfy the normal nutritional requirements of infants born prematurely.

        Section 1.3. "Licensed Patents" shall mean the patents and patent applications attached hereto as Exhibit 1 and all other patents and patent applications in the Territory owned by Licensor or licensed to Licensor (with the right to sublicense) which cover the Technology, including all patents and patent applications covering inventions, improvements or modifications conceived or developed and owned by or licensed to Licensor (with the right to sublicense) during the term of this Agreement and included in the Technology, and all divisionals, continuations, continuations-in-part, reexaminations and extensions thereof.

        Section 1.4. "Licensee Product" shall mean any product (i) which is an Infant Formula Product, (ii) which is developed by or for Licensee or its Affiliates, and (iii) which would infringe one or more Licensed Patents if sold in any country in the Territory where such Licensed Patent(s) has issued, but for the license granted in Article II hereof.

        Section 1.5. "Martek Products" shall mean triglycerides containing Omega-3 and/or Omega-6 long-chain polyunsaturated fatty acids produced by or for Martek, by microbial fermentation according to the Technology and Licensed Patents.

        Section 1.6 "Supply Agreement" shall mean a definitive agreement between Licensor and Licensee, which shall set forth the terms and conditions under which Licensor shall sell and Licensee shall purchase Martek Products. Such Supply Agreement may pertain only to Martek Products containing arachidonic acid ("ARA Supply Agreement"), or only to Martek Products containing docosahexaenoic acid ("DHA Supply Agreement"), or to both types of Martek Products.

        Section 1.7. "Technology" shall mean the organisms, microorganisms, specifications, biological materials, designs, formulae, processes, standards, data, trade secrets, know-how and technology relating to the development and production of the Martek Product, Martek's proprietary practice of incorporating triglycerides containing Omega-3 and/or Omega-6 long-chain polyunsaturated fatty acids, and Licensor's proprietary process by which triglycerides containing Omega-3 and/or Omega-6 long-chain polyunsaturated fatty acids are manufactured, purified and incorporated, into Infant Formula Products, and any modifications, improvements, and enhancements to any of the foregoing made by Licensor, which are proprietary

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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to Licensor and which, in Licensor's and Licensee's mutual opinion expressed in writing, is or are necessary or useful in the production and development of the Martek Product.

        Section 1.8. "Territory" shall mean all the countries in the world, individually, collectively or in any combinations.

        Section 1.9. "Third Party" shall mean any party other than Licensor, Licensee and Affiliates.

        Section 1.10 "Trademark(s)" shall mean the Licensor trademarks FORMULAID, NEUROMINS, DHASCO and ARASCO. Exhibit 2 attached hereto sets forth the Trademarks as of the date of this Agreement.

        Section 1.11 "Unit of Martek Product" shall mean that quantity of Martek Product containing one (1) kilogram of docosahexaenoic acid or one kilogram of arachidonic acid.


                                   ARTICLE II

                        GRANT OF LICENSE AND OTHER RIGHTS

        Section 2.1. License. Licensor hereby grants to Licensee, under the Licensed Patents, the Technology, and Licensor's other proprietary rights, for the term of this Agreement and subject to the conditions of this Agreement, a non-exclusive right and license, in the Territory, (i) to use, make * triglycerides containing Omega-3 and/ or Omega-6 long-chain polyunsaturated fatty acids for the production of the Licensee Product, (ii) to use the Martek Products for purposes of producing the Licensee Product; and (iii) the right to use, market, import, export, distribute, offer for sale and sell the Licensee Product.

        Section 2.2 Sublicense. Licensor hereby grants to Licensee, under the Licensed Patents, the Technology, and Licensor's other proprietary rights, for the term of this Agreement and subject to the conditions of this Agreement, a non-exclusive right, in the Territory, to grant non-exclusive, non-transferable sublicenses to:

        (i)    Affiliates to enjoy the rights set forth in Section 2.1(i)-(iii);

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.


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       (ii)   * approved by Licensor (such approval not unreasonably withheld)
              to enjoy the rights set forth in * and to * triglycerides containing Omega-3 and/ or Omega-6 long-chain polyunsaturated fatty acids by microbial fermentation according to the Technology and/ or the Licensed Patents and/ or Licensee Product exclusively to Licensee and/ or its Affiliates; and

       (iii) * to enjoy the rights set forth * excluding the use of * used by Licensor in the Martek Products, or any * contained within Licensor's documented production process for the production of the Martek Products, to * triglycerides containing Omega-3 and/ or Omega-6 long-chain polyunsaturated fatty acids and/or Licensee Product exclusively for Licensee and/ or its Affiliates;

provided that each such Affiliate * shall be subject to confidentiality obligations at least as stringent as those set forth in Article XI of this Agreement.

        Section 2.3 Limitation of License. The right *, as granted to Abbott within the license and rights granted under Section * and Licensee * from Licensor for purposes of * which contains *, upon and subject to the following:

       (i) Licensor shall demonstrate, to Licensee's reasonable satisfaction, that Licensor * in compliance with Licensee's * (as provided to Licensor prior to the date of this Agreement, and as may be amended in good faith by Licensee from time to time);

       (ii) The use by Licensee of Licensor's * of Licensee Product * shall enable Licensee to obtain and/or maintain * for marketing Licensee Product containing *, with no delay or added cost or obligation to Licensee, and with the *, in comparison with Licensee's ability to obtain and/or maintain such * for * Licensee Product * by Licensee from a Third Party other than a * (excluding such delays, costs, or labeling changes necessary to qualify Licensor *); and

       (iii) Licensor and Licensee shall enter into an ARA Supply Agreement, in accordance with Section * below.

Licensee shall use due diligence in working with Licensor in good faith to satisfy the conditions set forth in Section 2.3(i), (ii), and (iii) above. The parties agree that nothing in this Section 2.3 shall limit the right and license granted in Section 2.1 and 2.2 above as it relates *, use or sell arachidonic acid, or to *, use or sell

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.


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docosahexaenoic acid, and nothing in this Section 2.3 shall obligate Licensee to enter into any DHA Supply Agreement, nor to purchase any Martek Products from Licensor or any Third-Party licensee of Licensor, which contain docosahexaenoic acid.

        Section 2.4.    Licenses to Third Parties

        (i) Licenses to Third Parties Generally *. Licensor shall be entitled to grant any license to any Third Party relating to the Technology, the Martek Products or the Licensed Patents upon any terms whatsoever; provided, however, that Licensor shall not grant any license to any Third Party after the effective date of this Agreement, or otherwise agree to any terms and/ or conditions with a Third Party, for the incorporation of the Martek Products into, or for the use of the Technology or the Licensed Patents for the production of, an Infant Formula Product * without the prior written consent of Licensee or *. Notwithstanding the provisions of this Section 2.4(i), Licensor shall be * (similar to those provided in subsections * of this Agreement) without the prior consent of Licensee and without being obligated concurrently *, if the license to such a Third Party is territory-restricted and if the * Third Party licensee due to the territorial restrictions applicable to use of the Technology and the Martek Product. In the event Licensor enters into a contract or otherwise agrees after the effective date of this Agreement to sell the Martek Products to a Third Party *. Licensor further represents to Licensee that Licensor has not, prior to the effective date of this Agreement, granted a license to any Third Party for the incorporation of the Martek Products into, or for the use of the Technology or the Licensed Patents for the production of, an Infant Formula Product *.

        (ii) Production of the Martek Products. If the conditions set forth in
Section 2.3(i), (ii), and (iii) above are satisfied, the parties shall negotiate in good faith to enter into the ARA Supply Agreement. In addition, if Licensee elects, at Licensee's sole discretion, to obtain Martek Products containing docosahexaenoic acid from Licensor, the parties shall negotiate in good faith to enter into the DHA Supply Agreement. Such Supply Agreement(s) shall govern in case of any conflict between this Agreement and such Supply Agreement(s) relating to the supply of the relevant Martek Product(s) to Abbott, and shall include a provision that Licensor shall use reasonable efforts to produce the Martek Products itself, or through a Third Party whether or not pursuant to another licensing agreement, for the purpose of creating a sufficient supply of the Martek Products to satisfy Licensee's and its Affiliates' requirements with respect to their marketing and sale of the

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

                                      - 5 -

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Licensee Product; provided, however, that such requirements and any increases and decreases thereof, shall be communicated in writing by Licensee and its Affiliates not less than twelve (12) months prior to Licensor's obligation to satisfy such requirements or increases or decreases thereof.

        (iii) Supply Payments in Lieu of Royalty. In the event Licensor and Licensee enter into a Supply Agreement (whether an ARA Supply Agreement, a DHA Supply Agreement, or both) and decide to use a purchase price per Unit of Martek Product that is in lieu of the Royalty (as defined in Section 4.1(iii) below), such purchase price shall not exceed * per Unit of Martek Product, but such purchase price shall be subject to annual adjustments, in accordance with increases or decreases in the most recently-available twelve (12) month Producers Price Index published by the Bureau of Labor Statistics of the U.S. Department of Labor, commencing on the first anniversary of the first delivery of Martek Product to Licensee.

        (iv) Transfer of Martek Products. Nothing in this Section 2.4 or in this Agreement shall be construed to permit Licensee or its Affiliates to sub-license the Martek Products or the Technology, except as expressly set forth in Section
2.2 above, or otherwise unilaterally to transfer to any Third Party the Martek Products or the Technology except as the same are incorporated into or used in the manufacture of the Licensee Product.

        Section 2.5 Sublicensing. The grants to Licensee under this Article II shall not include the right to grant sublicenses, except as expressly set forth in Section 2.2 above.

        Section 2.6. Trademarks. In addition to the license granted hereunder relating to the Martek Products and the Technology, Licensor hereby grants to Licensee the non-exclusive, right and license to use the Trademarks solely on and in connection with the sale of any Licensee Product that contains a Martek Product, with the further agreement that Licensee may elect to so use the Trademarks at Licensee's sole discretion. If Licensee so uses the Trademarks, the rights granted in this Section 2.6 shall be subject to the following terms and conditions:

        (i) Licensee shall not use the Trademarks as or part of its corporate or business name or the name of any business entity which is controlled by it, whether an Affiliate or otherwise.

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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        (ii) Licensee and its Affiliates shall have no right to sublicense to
Third Parties any of the rights in the Trademarks conveyed hereunder.

        (iii) Licensee and its Affiliates shall not affix or use the Trademarks on any product other than a Licensee Product that contains a Martek Product.

        (iv) Licensee recognizes and acknowledges Licensor's ownership of the Trademarks and Licensor's intent to protect the Trademarks in the Territory. * All use by Licensee or its Affiliates of the Trademarks in the Territory shall inure to the benefit of Licensor, and Licensee and its Affiliates shall make no use or apply for any registration thereof except as permitted by this Agreement. Upon reasonable request by Licensor and at Licensor's expense, Licensee shall assist Licensor, including execution of appropriate documents, in effectuating, registering, and otherwise maintaining Licensor's rights in the Trademarks. Nothing in this Agreement shall be construed so as to require Licensor to take any actions or measures to protect or secure any rights in or obtain or apply for registration of the Trademarks.

        (v) Licensee covenants that to the extent that any Trademark is, or Licensor notifies Licensee that any Trademark has been registered in any jurisdiction in the Territory, Licensee will use the trademark registration symbol (R) at least one time per label, labeling or packaging of the Licensee Product that contains a Martek Product or on the labels, labeling or packaging thereof and on all material originating with Licensee or its Affiliates and used to promote the sale of any Licensee Product that contains a Martek Product in the applicable jurisdiction, and the following legend prominently shall appear at least once in each such Licensee Product or material in each such jurisdiction: [Trademark](R) is a registered trademark of Martek Biosciences Corporation. Until such time as Licensor obtains a Registration on any Trademark in a particular jurisdiction, Licensee shall substitute the symbol "(TM)" in place of the symbol (R) as specified herein in such jurisdiction.

        (vi) Licensee covenants that Licensee Products that contain any Martek Product manufactured for and by it and sold by it under the Trademarks shall be of as high a quality as like other products sold by Licensee. *

        (vii) Licensee shall advise Licensor of any infringement of any Trademark of which it or its Affiliates becomes aware, but Licensee and its Affiliates shall not


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.


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bring any action with respect to any such infringement without Licensor's prior written consent. *

        (viii) Nothing in this Section 2.6 or in this Agreement shall be construed to require Licensee or its Affiliates to use any of the Trademarks on the Licensee Product or on the labels, labeling or packaging thereof or on materials used to promote the sale of the Licensee Product.

        Section 2.7. Services. During the first * of this Agreement, at * to Licensee, Licensor shall provide up to * of services of its officers and other employees at such reasonable times as requested by Licensee to provide technical and other consultation services relating to the delivery and use of the Technology as contemplated under this Agreement. If greater * of such technical or other consultation services in the aggregate are required and requested by Licensee or its Affiliates, Licensor and Licensee hereby agree that, prior to the provision of additional technical or other consultation services, they shall enter into good faith negotiations relating to compensation and other terms for such additional technical or other consultation services, which compensation and other terms shall be commensurate with industry standards.

                                   ARTICLE III

                              TERM AND CANCELLATION

        Section 3.1. Term. This Agreement shall commence on the date first written above and, unless earlier terminated pursuant to another Section of this
Article III, shall terminate as to each country in the Territory in which a Licensee Product is sold, on the twenty-fifth anniversary of the date of first commercial sale of any Licensee Product in such country and, as to each country in the Territory in which a Licensee Product has not been sold prior to the twenty-fifth anniversary of the date first written above, upon such twenty-fifth anniversary. Upon expiration of this Agreement as to each country, Licensee shall have a fully paid, royalty free license to continue to utilize the Martek Products and the Technology in such country as provided for in Section 2.1 and
2.2. Upon expiration of this Agreement as to each country, Licensee shall have a fully paid, royalty free license to continue to utilize the Trademarks in such country in accordance with in Section 2.6.

        Section 3.2. Material Breach; Opportunity to Cure. Either party to this Agreement may terminate this Agreement upon forty-five (45) days written notice if

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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the other party shall commit a material breach of this Agreement and shall not cure such breach within such forty-five (45) day period, provided that if the allegedly breaching party in good faith initiates an Alternative Dispute Resolution ("ADR") procedure pursuant to Section 12.1 below and Exhibit 3 attached to this Agreement, relating to such alleged breach or cure, during such forty-five (45) day period, and if the ADR procedure results in a finding that such breach was committed and that such breach was not cured, then termination shall be effective forty-five (45) days after the date of the ADR finding, unless such breach is cured within such second forty-five (45) day period.

        Section 3.3. Termination in Case of Infringement. Licensee shall have the right to terminate this Agreement in a particular country within the Territory if a court or other tribunal of competent jurisdiction determines by final order that the Technology or any of the Martek Products infringes upon the patent or other proprietary rights of any Third Party in such country; provided, however, that if, prior to any such termination, Licensor develops a non-infringing alternative or obtains a license from such Third Party, such that Licensee could lawfully use the Technology and/ or Martek Products (as the case may be) in connection with the Licensee Products at no additional cost or expense to Licensee beyond that expressly provided in this Agreement, Licensee shall not terminate this Agreement.

        Section 3.4 Termination by Licensee. Licensee shall have the right to terminate this Agreement of its own volition upon ninety (90) days prior written notice to Licensor, provided that such termination shall be effective no earlier than the first anniversary of the date upon which Licensee made the payments to Licensor as required under Section 4.1(i) below.

        Section 3.5. Sale of Inventory upon Termination. Effective upon the date of termination of this Agreement (country-by-country or in whole, as the case may be), Licensee and its Affiliates shall cease manufacturing the Licensee Product; provided, however, that, Licensee and its Affiliates may continue to distribute the Licensee Products manufactured by or for Licensee prior to such date if, to the extent lawful, Licensee continues to pay the Royalty under
Section 4.1(iii) with respect to such Licensee Products and otherwise continues to comply with the terms and conditions of this Agreement. Notwithstanding the preceding sentence, upon the earlier to occur of (i) the sale by Licensee and its Affiliates of all of their inventory of Licensee Products manufactured prior to the date of the termination of this Agreement or (ii) the date which is six months after the date of the termination of this Agreement, Licensee and its Affiliates shall cease all use of the Technology,

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.


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sale of the Licensee Product and use of the Trademark. This Section 3.5 shall not apply in the event this Agreement expires pursuant to Section 3.1 of this Agreement.

        Section 3.6.    Other Rights and Remedies.
        (i) Unless another provision of this Agreement specifically provides to the contrary, the rights of termination as herein provided shall be in addition to all other rights and remedies which either party may have to enforce this Agreement or to secure damages for the breach hereof, and the exercise of any right of termination as herein provided by either party shall not relieve the other of any of its obligations under this Agreement accruing prior to the effective date of termination, including, but not limited to, the obligation to pay fees and Royalties pursuant to Section 4.1 or to render reports with respect thereto.

        (ii) In no event shall either party be liable to the other for any indirect or consequential damages, including but not limited to loss of profits or business opportunity, whether in connection with the termination of this Agreement or any Supply Agreement, the breach hereof or thereof, or any other basis upon which one party may seek remedies against the other.

                                   ARTICLE IV

                              PAYMENTS BY LICENSEE

        Section 4.1. Fees and Royalties. Licensee shall compensate Licensor for the license and other rights granted hereby and services provided hereunder, in United States Dollars, as follows:

                      (i) A one time payment (non-refundable, but creditable pursuant to the provisions of this Section 4.1(1)) of three million dollars ($3,000,000), two million dollars ($2,000,000) of which is payable within five (5) business days of the execution of this Agreement and one million dollars ($1,000,000) of which is payable within five (5) business days of the first anniversary date of this Agreement. Upon Licensee's satisfaction of premarket requirements of the U.S. Food and Drug Administration necessary to allow Licensee to sell any Licensee Product in the United States, a portion of this one time payment equal to Five Hundred Thousand Dollars ($500,000) shall be creditable by Licensee against on going Royalties that are due hereunder or against the purchase of the Martek Products pursuant to the Supply Agreement (as the case may be);

                      (ii) A pre-payment (non-refundable, but creditable pursuant to the provisions of this Section 4.1(ii)) of one million, five hundred thousand dollars ($1,500,000) payable within five (5) business days


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

        of execution of this Agreement, which payment shall be creditable by Licensee against on going Royalties that are due hereunder or against the purchase of the Martek Products pursuant to the Supply Agreement(s) (as the case may be);

                        (iii) During the term described in Section 4.1(v)(A) below, a royalty payment (the "Royalty") in an amount equal to * of the greater of (A) the cost of goods sold applicable to the Licensee Product, as determined using generally accepted accounting principals and methodologies reflected on Licensee's audited annual financial statements (the "Cost of Goods Sold"), or (B) the amount received by Licensee or its Affiliates from the sale for value of the Licensee Product to Third Parties, which amount received by Licensee or its Affiliates shall not be reduced by taxes assessed on income from such sales but shall not include: returns and allowances actually paid or allowed by Licensee or its Affiliates; discounts, whether cash or trade; rebates; and sales, use, excise, value added and other taxes based on the sales price of the Licensee Products, whether or not absorbed by Licensee or its Affiliates (the "Sales Price").

                        (iv) During the term described in Section 4.1(v)(B) below, a Royalty for Licensee Product provided for use by a customer in an amount equal to * of the greater of (A) the Cost of Goods Sold applicable to the Licensee Product, or (B) the Sales Price of the Licensee Product to Third Parties.

                        (v) (A) As to each country in the Territory in which the Licensee Product is sold or otherwise distributed for consumer use, until the expiration of any Licensed Patents in such country, regardless of when such Licensed Patents may issue; provided; however, that royalties shall be paid in every country in which any Licensee Product is sold or otherwise distributed for consumer use, whether or not Licensor obtains a patent in such country, for a period of not less than ten (10) years after the date of the first commercial sale of such Licensee Product in that country, and provided, further, that no royalty shall be payable upon sales of a Licensee Product in a country after the twenty-fifth (25th) anniversary of the date of the first commercial sale of such Licensee Product in that country.

                      (v) (B) As to each country in the Territory in which the Licensee Product is sold or otherwise distributed for consumer use, for such additional period of time, if any, between the expiration of the royalty obligation

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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

        described in Section 4.1(v)(A) above and the twenty-fifth (25th) anniversary of the date of the first commercial sale of the Licensee Product in such country.

                      (vi)  *

        Section 4.2. Manner of Royalty Payment. All Royalty payments with respect to each Licensee Product sold shall be made quarterly, within sixty days of the close of each of Licensee's three month and annual accounting periods, based on Licensee's fiscal year, with respect to Licensee's and its Affiliates' sales occurring during such quarters, at Licensor's office as set forth below. Quarterly royalty payments shall be made in U.S. Dollars at the sales price applicable thereto if in U.S. Dollars or, if in another currency, such quarterly royalty payments shall be the sum of royalties due for the three (3) months of the applicable quarter calculated for each such month using the beginning and ending month's published exchange rate, set one business day prior to month end, by Reuters divided by two (if a Reuters exchange rate is not available for certain countries, an exchange rate established by a recognized third party will be used).

        Section 4.3. Reimbursement of Expenses. Licensee agrees to pay to Licensor, in addition to the amounts specified in Section 4.1 above, all reasonable, verifiable traveling, living and out-of-pocket expenses, approved in advance in writing by Licensee, for services rendered by Licensor outside of the states of Maryland and Kentucky and requested by Licensee pursuant to Section
2.7 of this Agreement.

        Section 4.4. Commercialization and Other Expenses. Licensee and its Affiliates shall pay all expenses for the commercialization of the Licensee Product. Licensee shall compensate Licensor for samples of the Martek Products that are to be used for research and development purposes, and not for inclusion in a Licensee Product for sale to consumers*


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

        Section 5.1. Licensor's Representations and Warranties. Licensor represents and warrants to the Licensee as follows:


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.


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


       (i) Exhibit 1 sets forth a complete and accurate list of the Licensed Patents as of the date of this Agreement.

       (ii) Licensor has all necessary corporate power and authority to enter into this Agreement, perform its obligations hereunder and license the Technology, the Licensed Patents and the Martek Products pursuant to the terms of this Agreement. Licensor's performance under this Agreement does not conflict with any other contract to which Licensor is bound.

       (iii) Licensor has, prior to the date of this Agreement, provided Licensee with a list of all Third Party patents and/ or patent applications related to the Technology which are known to Licensor.

       (iv) It is Licensor's belief as of the date of this Agreement, that no Third Party patents are infringed by manufacture or sale, in the Territory, of the Martek Products.

        Section 5.2. DISCLAIMERS. (i) LICENSOR HEREBY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE RELATING TO THE MARTEK PRODUCTS OR THE TECHNOLOGY AND ANY OTHER WARRANTY OR WARRANTIES RELATING THERETO AND NOT EXPRESSLY SET FORTH IN THIS AGREEMENT. LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES AND HAS NO DUTY TO ENSURE THAT THE TECHNOLOGY OR THE MARTEK PRODUCTS ARE USABLE WITH THE LICENSEE PRODUCT OR THAT THE TECHNOLOGY OR THE MARTEK PRODUCTS ARE SAFE OR CAN BE INCORPORATED SAFELY INTO THE LICENSEE PRODUCT. IT IS HEREBY ACKNOWLEDGED AND AGREED THAT IT SHALL BE LICENSEE'S RIGHT AND OBLIGATION TO DETERMINE THE SAFETY AND UTILITY OF EACH MARTEK PRODUCT AS IT RELATES TO LICENSEE PRODUCTS.

        (ii) LICENSOR DISCLAIMS AND SHALL NOT BE LIABLE FOR ANY DAMAGES OF ANY NATURE RESULTING OR ARISING FROM OR RELATING TO (A) THE USE, MANUFACTURE, DISTRIBUTION, MARKETING, OR SALE BY LICENSEE, ITS AFFILIATES OR ANY THIRD PARTY OF THE TECHNOLOGY, THE MARTEK PRODUCTS OR THE LICENSEE PRODUCT, OR (B) ANY IMPROVEMENTS OR MODIFICATIONS TO THE TECHNOLOGY, THE

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

MARTEK PRODUCTS OR THE LICENSEE PRODUCT WHICH ARE NOT MADE BY AND PROPRIETARY TO LICENSOR, UNLESS THE LIABILITY RESULTS FROM (X) LICENSOR'S FAILURE TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT OR (Y) IF LICENSEE ELECTS TO OBTAIN ANY MARTEK PRODUCT FROM LICENSOR, LICENSOR'S FAILURE TO MANUFACTURE THE MARTEK PRODUCT IN ACCORDANCE WITH SPECIFICATIONS MUTUALLY AGREED TO BETWEEN LICENSOR AND LICENSEE UNDER THE SUPPLY AGREEMENT.

        (iii) LICENSOR HEREBY DISCLAIMS ANY WARRANTY THAT THE TECHNOLOGY OR THE LICENSED PATENTS ARE FREE FROM INFRINGEMENT BY THIRD PARTIES, EXCEPT AS SET FORTH IN SUBSECTION 5.1. LICENSOR FURTHER DISCLAIMS ANY WARRANTY RELATING TO THE PATENTABILITY OF, OR THE VALIDITY OF ANY PATENTS RELATING TO, THE TECHNOLOGY OR THE MARTEK PRODUCTS AND MAKES NO REPRESENTATIONS WHATSOEVER WITH REGARD TO THE SCOPE OF ANY SUCH PATENTS OR, EXCEPT AS SET FORTH IN SUBSECTION 5.1, THAT SUCH PATENTS MAY BE COMMERCIALLY EXPLOITED WITHOUT INFRINGING OTHER PATENTS. LICENSOR HEREBY DISCLAIMS ANY WARRANTIES WITH REGARD TO THE VALIDITY OR USE OF THE TRADEMARKS AND MAKES NO REPRESENTATIONS WHATSOEVER WITH REGARD TO THE SCOPE OF ANY OF THE TRADEMARKS.

        Section 5.3 Licensee's Representations and Warranties. Licensee represents and warrants to the Licensor as follows:

       (i) The execution and delivery of this Agreement and the performance by Licensee of the transactions contemplated hereby have been duly authorized by all necessary corporate actions.

       (ii) The performance by Licensee of any of the terms and conditions of this Agreement will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it or its Affiliates is a party.

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

                                   ARTICLE VI

                              LICENSEE'S COVENANTS

        Section 6.1. Compliance with Law; Regulatory Approval. Licensee covenants and agrees that it and its Affiliates shall conduct all of their operations dealing with the Technology, the Martek Products and the Licensee Product in material compliance with all applicable laws, regulations and other requirements which may be in effect from time to time, of all national governmental authorities, and of all states, municipalities and other political subdivisions and agencies thereof, including, without limiting the generality of the foregoing, the Infant Formula Act of 1980, the Federal Food, Drug, and Cosmetic Act, the regulations and other requirements of the United States Food and Drug Administration, similar state laws and regulations and similar laws and other requirements, including any and all amendments, as may be applicable in any jurisdiction in which any Licensee Product is sold. * The parties recognize and acknowledge Licensee's intent to diligently pursue the commercialization of a Licensee Product; provided, however, that nothing in this Agreement shall be construed so as to obligate Licensee to take any specific action or measure to seek regulatory approval for or to market Licensee Product.

        Section 6.2. Performance and Product Quality. Licensee covenants and agrees that it and its Affiliates shall exercise a reasonable standard of care in the testing, manufacturing, marketing, packaging, distribution and sale of each Licensee Product. Licensee further covenants and agrees that it and its Affiliates shall maintain quality control, provide adequate tests of materials, provide quality workmanship, and do such other things as are reasonably required to assure high quality production of such Licensee Products. In this regard, and without limiting the applicability of the general indemnification provisions applicable to the representations, warranties and covenants made by the parties to this Agreement as provided in Article X of this Agreement, Licensee hereby covenants and agrees to indemnify, defend and hold harmless Licensor and Licensor's directors, officers, employees and agents from and against all claims, actions or causes of action (whether sounding in contract, negligence or strict liability), suits and proceedings ("Claim") and all loss, assessments, liability, damages, and expenses incurred in connection therewith (including reasonable attorneys' fees) ("Loss") for which Licensor or its directors, officers, employees or agents may become liable or incur with respect to any product liability claim asserted against Licensee, its Affiliates, Third Parties or Licensor relating to the manufacturing, marketing, storage,


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

packaging, distribution, sale or use of the Licensee Product, unless such Claim or Loss results from (i) a defect in the Martek Products purchased by Licensee from Licensor under the Supply Agreement (excluding the determination of a defect in the safety and utility of the Martek Product relating to its use in a Licensee Product); (ii) the failure of Licensor to manufacture the Martek Products purchased by Licensee from Licensor in accordance with specifications mutually agreed to by Licensor and Licensee in the Supply Agreement; (iii) any negligence or intentional wrongdoing of Licensor; or (iv) the breach by Licensor of this Agreement or the Supply Agreement.

        Section 6.3. Licensee's Records. Licensee covenants and agrees that Licensee will keep true and accurate records adequate to permit Royalties due to Licensor to be computed and verified pursuant to this Section 6.3, which records shall be made available upon prior written request by Licensor, during business hours, for inspection by an independent accountant who is not the auditor of record for Licensor and who is reasonably acceptable to Licensee and who shall be bound by a confidentiality agreement with the Licensee, to the extent necessary for the determination of the accuracy of the reports made hereunder. For the purposes of this Section 6.3, any of the five largest accounting firms in the United States (as of the date of the audit) shall be deemed acceptable to Licensee, provided that the firm selected by Licensor is not Licensor's auditor of record. The accountant shall provide Licensor with a report containing his/ her conclusions, but not the inspected records nor the information contained therein, and shall concurrently provide Licensee with such report. Each such inspection shall cover no more than the * calendar years prior to the date of the request for inspection, and Licensor shall be entitled to no more than * such inspection per calendar year, provided that, if an inspection reveals an underpayment by Licensee of * or greater, then the accountant shall also be permitted to inspect such records covering a * calendar year period preceding the * year period of such inspection. Licensor shall bear the full cost of such inspection unless an underpayment by Licensee of * or greater of Royalties due hereunder is discovered by the accountant, in which case Licensee shall bear the full cost of the inspection.

        Section 6.4. Protection of Licensor's Proprietary Interest. Licensee acknowledges and agrees that the Licensed Patents and the Martek Products are proprietary to Licensor, and Licensee hereby covenants and agrees that (i) Licensee and its Affiliates shall not use the Technology or the Martek Products for any purpose not provided for hereunder, and (ii) shall not challenge or cause any Affiliate or Third Party to challenge Licensor's rights to the Technology, the

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Licensed Patents or the Martek Products. The provisions of this Section 6.4 shall survive the termination (but not the expiration) of this Agreement. Notwithstanding the foregoing provisions in this Section 6.4, Licensee's obligations as set forth in Section 6.4(ii) above shall not apply, and shall not survive the termination of this Agreement, in any country of the Territory in which such obligations are not enforceable in accordance with applicable law or regulation.

        Section 6.5 Product Use. Licensor covenants and agrees that it and its Affiliates shall, throughout the term of this Agreement, use their diligent efforts to use the Martek Products and/or the Technology with respect to the Licensee Product in a way which is consistent with Licensee's nutritional objectives in producing Infant Formula Products.

                                   ARTICLE VII

                       PATENT PROSECUTION AND ENFORCEMENT

        Section 7.1. Patent Applications. The responsibility for the prosecution of, and the exclusive right to apply for, prosecute, maintain and enforce the Licensed Patents shall be and remain with Licensor except as provided below. Licensor shall exercise all reasonable efforts in this regard. Licensor shall keep Licensee informed of the course of such patent prosecution.

        Section 7.2. Infringement Notice. Licensee shall notify Licensor promptly in writing of any infringement of any issued Licensed Patent or other interference with Licensor's proprietary interests relating to the Technology or the Martek Products which becomes known to Licensee. If Licensor determines that a material infringement exists, Licensor shall communicate such determination to Licensee in writing and take prompt action to attempt to eliminate that infringement.

        Section 7.3. Infringement Actions. If Licensor receives Licensee's infringement notice under Section 7.2 of this Agreement and within a reasonable time thereafter Licensor is unsuccessful in eliminating the infringement, Licensor shall have the first right to bring, at its own expense, an infringement action against any Third Party within a reasonable time *. If Licensor waives its right to bring such an infringement action in writing to Licensee or has not eliminated such infringement or initiated an infringement suit * Licensee, after notifying Licensor in writing, shall be entitled to bring such infringement action at its own expense. The party not bringing such infringement action shall provide assistance, at the


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

requesting party's expense, as may be reasonably requested by the party bringing such action, including without limitation joining an infringement suit as a party. * provided, however, that for purposes of Section * of this Agreement, after Licensee has * and * (including but not limited to *) of such infringement action, any remaining * attributable to the * of the Licensee Product shall be considered * by Licensee or an Affiliate from the sale for value of the Licensee Product in the period(s) to which such * relate, and * thereon shall be deemed * by Licensee to Licensor hereunder if * Licensor within sixty (60) days of the date on which such * are received by Licensee, and, in the *, Licensee shall reasonably and in good faith determine the * that represents * of the Licensee Product and such portion shall be treated as if such portion were * attributable to * of the Licensee Product. The party conducting such action shall have full control over its conduct, including settlement thereof, provided that no offer of settlement, settlement or compromise shall be binding on a party without its prior written consent (which consent shall not be unreasonably withheld) unless such settlement fully releases such party without any liability, loss, cost or obligation to such party.

        Section 7.4. Defense of Infringement Actions. Licensor and Licensee hereby acknowledge and agree that each party shall be responsible for defending, at its own expense, any infringement action brought against such party by any Third Party, and Licensor and Licensee agree reasonably to cooperate with the other in any such defense and in responding to any threatened infringement action, and to provide assistance, at its own (respective) expense, as may be reasonably requested by the defending party. In the event that Licensee is required to defend any infringement action relating to the Technology or the Martek Products, the Royalty owed to Licensor shall be reduced by the amount of costs and expenses reasonably and in good faith incurred by Licensee in defending such action. In the event that Licensee becomes obligated to pay any amounts to any Third Party in connection with such infringement claim or action, whether in the form of damages, royalties, other otherwise, the Royalty owed to Licensor shall be reduced by such amounts.

                                  ARTICLE VIII

                                   ASSIGNMENT

        Section 8.1. Assignment. This Agreement and the rights granted hereunder shall not be assignable, in whole or in part, by either party, nor shall its obligations hereunder be delegated, without the prior written consent of the other party, which shall not be unreasonably withheld; provided, however, that this prohibition against assignment shall not apply to: (i) an assignment to an Affiliate of Licensee, (ii) an assignment in connection with the transfer of a substantial portion of either party's business or its merger or consolidation with another company if such party promptly notifies the other party of any such assignment,

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

merger or consolidation; or (iii) an assignment by Licensor of its rights, but not its obligations under this Agreement, to a Third Party *

                                   ARTICLE IX

                              PARTIES' RELATIONSHIP

        Section 9.1. Relationship between Parties. Neither party to this Agreement shall have the power to bind the other by any guarantee or representation that either party may give, or in any other respect whatsoever, or to incur any debts or liabilities in the name of or on behalf of the other party, and for purposes of this Agreement, the parties hereto hereby acknowledge and agree that they shall not be deemed partners, joint venturers, or to have created the relationship of agency or of employer and employee between the parties.

                                    ARTICLE X

                                    INDEMNITY

        Section 10.1. Indemnity by Licensee. Licensee shall indemnify, defend and hold harmless Licensor and Licensor's directors, officers, employees and agents from and against all Claims and all Loss for which Licensor or its directors, officers, employees or agents may become liable or incur or be compelled to pay and resulting from of a breach of any of the Licensee's covenants, representations and warranties or other material terms and conditions contained herein, unless such Claim and/ or Loss results from: (i) a defect in the Martek Products purchased by Licensee from Licensor under the Supply Agreement (excluding the determination of a defect in the safety and utility of the Martek Product relating to its use in a Licensee Product); (ii) the failure of Licensor to manufacture the Martek Products purchased by Licensee from Licensor in accordance with specifications mutually agreed to by Licensor and Licensee in the Supply Agreement; (iii) any negligence or intentional wrongdoing of Licensor; or (iv) the breach by Licensor of this Agreement or the Supply Agreement.

        Section 10.2 Indemnity by Licensor. Licensor shall indemnify, defend and hold harmless Licensee, its Affiliates, and Licensee's and its Affiliates' directors, officers, employees and agents from and against all Claims and all Loss for which Licensee, its Affiliates or the directors, officers, employees or agents of either of them may become liable or incur or be compelled to pay and resulting from: (i) a

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

defect in the Martek Products purchased by Licensee from Licensor under the Supply Agreement (excluding the determination of a defect in the safety and utility of the Martek Product relating to its use in a Licensee Product); (ii) the failure of Licensor to manufacture the Martek Products purchased by Licensee from Licensor in accordance with specifications mutually agreed to by Licensor and Licensee in the Supply Agreement; (iii) any negligence or intentional wrongdoing of Licensor; and (iv) the breach by Licensor of this Agreement or the Supply Agreement, unless any of the foregoing Claims and/ or Loss results from of a breach of any of the Licensee's covenants, representations and warranties or other material terms and conditions contained herein.

        Section 10.3 Condition to Indemnification. If either party expects to seek indemnification under this Article X, it shall promptly give notice to the indemnifying party of the basis for such claim of indemnification. If indemnification is sought as a result of any third party claim or suit, such notice to the indemnifying party shall be within fifteen (15) days after receipt by the other party of such claim or suit (if to Abbott, notice to Abbott Laboratories, Risk Management, D-317, 100 Abbott Park Road, Abbott Park, IL 60064-3500, with copy to the Abbott persons identified in Section 12.5 below; if to Licensor, notice as set forth in Section 12.5 below); provided, however, that the failure to give notice within such time period shall not relieve the indemnifying party of its obligation to indemnify unless it shall be materially prejudiced by the failure. Each party shall fully cooperate with the other party in the defense of all such claims or suits. No offer of settlement, settlement or compromise shall be binding on a party hereto without its prior written consent (which consent shall not be unreasonably withheld) unless such settlement fully releases such party without any liability, loss, cost or obligation to such party.

        Section 10.4 Survival of Indemnity Obligation. The indemnification obligations provided in this Agreement, including that provided in this Article and in Section 6.2 of this Agreement, shall survive the expiration or termination of this Agreement, whether occasioned by the Agreement's expiration pursuant to Section 3.1 of this Agreement or earlier termination pursuant to the other Sections of Article III of this Agreement, for the longer of: (i) a period of five (5) years from the date of such expiration or termination, and
(ii) a period of five (5) years from the date upon which Licensee ceases to sell Licensee Product.

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

                                   ARTICLE XI

                                 CONFIDENTIALITY

        Section 11.1. Disclosure of Information. All the Technology and all other information exchanged by the parties pursuant to, and in execution of their obligations and in exercise of their rights under, this Agreement shall be deemed confidential. Licensor and Licensee acknowledge and agree that the value of the Technology, the Martek Products, and the Licensee Products is based, to a large extent, on maintaining the confidentiality of the Technology, the Martek Products and the Licensee Products and preventing any unauthorized dissemination to or use by Third Parties of information relating to the Technology or the Martek Products. Disclosure of confidential and proprietary information hereunder, whether orally or in written form, shall be safeguarded by the recipient and shall not be disclosed to Third Parties and shall be made available only to the receiving party's employees or other agents who have a need to know such information for purposes of performing the party's obligations, or for purposes of exercising the party's rights, under this Agreement and such employees or other agents shall have a legal obligation to the employer or principal, as applicable, not to disclose such information to Third Parties. Each party shall treat any and all such confidential information in the same manner and with the same protection as such party maintains its own confidential information. These mutual obligations of confidentiality shall not apply to any information to the extent that such information: (i) is or later becomes generally available to the public, such as by publication or otherwise, through no fault of the receiving party; (ii) is obtained from a Third Party having the legal right to make such a disclosure; or (iii) is independently developed by a party without access to the confidential information. Licensor, Licensee or Licensee's Affiliates shall not remove from any communications or other documents delivered by a disclosing party any proprietary notices affixed thereto by the disclosing party.

        Without the prior written approval of the other party hereto, Licensor and Licensee shall not be permitted to disclose (including but not limited to disclosure in response to questions), announce, or issue a press release concerning the fact, the nature and the terms of this Agreement and the transactions to be performed pursuant hereto to any Third Person; provided, however, that (i) Licensor and Licensee may disclose any otherwise confidential or proprietary information as and to the extent required by applicable law or government agency, including, but not limited to, any applicable disclosure requirements under the federal securities laws or regulations thereunder, provided that the disclosing party gives no less than five

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

(5) business days prior written notice to the other party and gives the other party such assistance as the other party may reasonably request, in accordance with applicable law, in order to prevent, challenge, modify or protect such disclosure ; (ii) Licensor and Licensee may disclose the fact and the terms of this Agreement to its attorneys and accountants; and (iii) promptly after the date of this Agreement, Licensor and Licensee shall agree in writing upon, and issue together, a joint press release.

        Section 11.2. Post-Termination Obligations. * Licensee promptly shall return to Licensor all the Technology, Martek Product samples, documents, records, and all other property or documentation disclosed or delivered to Licensee or its Affiliates pursuant to this Agreement and then in existence, subject to the retention by Licensee of one (1) copy thereof for archival purposes.

                                   ARTICLE XII

                                  MISCELLANEOUS

        Section 12.1. Dispute Resolution. Licensor and Licensee covenant and agree to use their diligent efforts to resolve any disputes that arise between them in the future and are related to this Agreement through negotiation and mutual agreement and, if good faith efforts to so negotiate and mutually agree are unavailing, through binding ADR under the procedures set forth in Exhibit 3 attached to this Agreement. The results of such ADR shall be final and binding on the parties and enforceable in any court of competent jurisdiction.

        Section 12.2 Information Exchange. During the term of this agreement, the parties shall promptly notify each other of any report of an adverse event associated with the use of a Martek Product in any infant formula product. Licensee shall have sole discretion in determining what action, if any, is to be taken in connection with any such adverse event report relating to an Infant Formula Product.

        Section 12.3. Force Majeure. Neither party to this Agreement shall be liable for damages due to delay or failure to perform any obligation under this Agreement if such delay or failure results directly or indirectly from circumstances beyond the control of such party. Such circumstances shall include, but shall not be limited to, acts of God, acts of war, civil commotions, riots, strikes, lockouts, acts of the government in either its sovereign or contractual capacity, perturbation in telecommunications transmissions, inability to obtain suitable equipment or


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

components, accident, fire, water damages, flood, earthquake, or other natural catastrophes.

        Section 12.4. Construction of Agreement. This Agreement shall be construed and the respective rights of the parties shall be determined under and pursuant to the laws of the State of Delaware, without regard to the principles of conflict of laws thereof. The parties expressly exclude the applicability of the Convention on Contracts for the International Sale of Goods.

        Section 12.5. Notices. Notices required under this Agreement shall be in writing and sent by registered mail, by facsimile transmission, by nationally recognized overnight courier service, or by hand delivery, with written verification of receipt and date of receipt, to the respective parties at the following addresses:

        Notices to Licensor:

               Martek Biosciences Corporation
               6480 Dobbin Road
               Columbia, Maryland 21045
               Facsimile:  (410) 740-2985
               Attn:  General Counsel

        Notices to Licensee:

               Ross Products Division
               625 Cleveland Ave.
               Columbus, OH  43215
               Attn: Vice President, Business Development and Strategic Planning
               Facsimile:  (614) 624-7030

        With a copy to:

               Senior Counsel
               Ross Products Division
               [same address]
               Facsimile:  (614) 624-3074

               Abbott Laboratories
               200 Abbott Park Road



---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

               Abbott Park, IL 60064
               Attn: President, Abbott International Division
               Facsimile:  (847) 935-3260

        With a copy to:

               Vice President, International Legal Operations
               Abbott Laboratories
               [same address]
               Facsimile:  (847) 938-1342

or to such other address as either party may designate by a notice given in compliance with this paragraph, and shall be deemed effective when received.

        Section 12.6. Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the parties hereto and there are no representations, warranties or covenants relative hereto, which shall survive the execution of this Agreement unless fully set forth herein.

        Section 12.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No person, firm or corporation other than the parties hereto and their successors and permitted assigns shall derive rights or benefits under this Agreement.

        Section 12.8. Counterparts. This Agreement may be executed in counterparts.

        Section 12.9. Severability. If any provision of this Agreement is declared void or unenforceable by any relevant judicial or administrative authority, such declaration shall not of itself nullify the remaining provisions of this Agreement. Consequently, the parties shall meet to determine the effect of any such declaration and any variations to this agreement which are mutually desirable.

        Section 12.10. Waiver. No waiver by either party of any breach of any of the terms or conditions herein provided to be performed by the other party shall be construed as a waiver of any subsequent breach, whether of the same or of any other term or condition hereof.


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

        Section 12.11 Headings. Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

        THEREFORE, the parties hereto have caused this Agreement to be duly executed in their respective behalves as of the day and year first written above.

MARTEK BIOSCIENCES CORPORATION

By:
   -----------------------------------------

Print Name:
           ---------------------------------

Print Title:
            --------------------------------

Date:
     ---------------------------------------



ABBOTT LABORATORIES


By:
   -----------------------------------------

Print Name:  Joy A. Amundson

Print Title:  President, Ross Products Division


Date:
     ---------------------------------------




---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

               EXHIBIT 1 - MARTEK PATENTS AND PATENT APPLICATIONS (4 PGS)


"ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF"


PATENTS GRANTED

------------------- -------------------
COUNTRY             PATENT NO.
------------------- -------------------
Australia           661674
------------------- -------------------
French Africa       09909
------------------- -------------------
Indonesia           ID 0000393
------------------- -------------------
Israel              100732
------------------- -------------------
New Zealand         241,358
------------------- -------------------
South Africa        92/0454
------------------- -------------------
Sri Lanka           10527
------------------ -------------------
Russia              2120998
------------------- -------------------


*

PCT APPLICATION THAT HAS ENTERED NATIONAL PHASE

--------------------- ------------------- ------------
SERIAL NO.            PUBLICATION NO.     PBL. DATE
--------------------- ------------------- ------------
PCT/US92/00517        WO 92/13086         8/6/92
--------------------- ------------------- ------------

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

"ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF" (CIP)

PATENTS GRANTED

------------------- -------------------
COUNTRY             PATENT NO.
------------------- -------------------
United States       5,658,767
------------------- -------------------
Singapore           42669
------------------- -------------------


*

PCT APPLICATION THAT HAS ENTERED NATIONAL PHASE

--------------------- ------------------ -------------
SERIAL NO.            PUBLICATION NO.    PBL. DATE
--------------------- ------------------ -------------
PCT/US96/00182        WO 96/21037        7/11/96
--------------------- ------------------ -------------


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

"DOCOSAHEXAENOIC ACID, METHODS FOR ITS PRODUCTION AND COMPOUNDS CONTAINING THE SAME"

PATENTS GRANTED

------------------- -----------------
COUNTRY             PATENT NO.
------------------- -----------------
Australia           660,162
------------------- -----------------
Europe*             0515460
------------------- -----------------
Israel              97126
------------------- -----------------
Israel              111174
------------------- -----------------
Japan               2830951
------------------- -----------------
Philippines         31568
------------------- -----------------
United States       5,397,591
------------------- -----------------
United States       5,407,957
------------------- -----------------
United States       5,492,938
------------------- -----------------
United States       5,711,983
------------------- -----------------

* Individual national applications based on this application were filed in United Kingdom, Germany, France, Austria, Denmark, Greece, Luxembourg, Sweden, Switzerland, Belgium, Italy, Netherlands, Spain, and Romania.

*

PCT APPLICATION THAT HAS ENTERED NATIONAL PHASE

---------------------- ------------------ ------------
SERIAL NO.             PUBLICATION NO.    PBL. DATE
---------------------- ------------------ ------------
PCT/US91/00733         WO 91/11918        8/22/91
---------------------- ------------------ ------------


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

"MICROBIAL OIL MIXTURES AND USES THEREOF"

PATENTS GRANTED

------------------- -----------------
COUNTRY             PATENT NO.
------------------- -----------------
Australia           661,297
------------------- -----------------
Canada              2,101,274
------------------- -----------------
French Africa       10348
------------------- -----------------
Indonesia           ID 0000174
------------------- -----------------
Israel              100733
------------------- -----------------
Israel              114253
------------------- -----------------
Japan               2731035
------------------- -----------------
Mexico              183638
------------------- -----------------
New Zealand         241,359
------------------- -----------------
Russia              2093996
------------------- -----------------
South Africa        92/0452
------------------- -----------------
Sri Lanka           10526
------------------- -----------------
United States       5,374,657
------------------- -----------------
United States       5,550,156
------------------- -----------------


*

PCT APPLICATION THAT HAS ENTERED NATIONAL PHASE

---------------------- ----------------- ------------
SERIAL NO.             PUBLICATION NO.   PBL.  DATE
---------------------- ----------------- ------------
PCT/US92/00522         WO 92/12711       8/6/92
---------------------- ----------------- ------------


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

                                EXHIBIT 2 (3 pp.)

                                   TRADEMARKS

--------------------- ------------------ ------------------ ------------------ ------------------
                                                                               REGISTRATION
MARK                  COUNTRY            CLASSES            STATUS             OR SERIAL NO.
--------------------- ------------------ ------------------ ------------------ ------------------
NEUROMINS             United States      1,5,29             Reg. 12/8/98       2,209,435
--------------------- ------------------ ------------------ ------------------ ------------------
                      Argentina          1                  Pending            2,216,944
--------------------- ------------------ ------------------ ------------------ ------------------
                      Argentina          5                  Pending            2,216,945
--------------------- ------------------ ------------------ ------------------ ------------------
                      Argentina          29                 Pending            2,216,946
--------------------- ------------------ ------------------ ------------------ ------------------
                      Brazil             1.90               Pending            821,683,080
--------------------- ------------------ ------------------ ------------------ ------------------
                      Brazil             5.50               Pending            821,683,098
--------------------- ------------------ ------------------ ------------------ ------------------
                      Brazil             29.40              Pending            821,683,101
--------------------- ------------------ ------------------ ------------------ ------------------
                      Canada             N/A                Reg. 3/26/99       510,042
--------------------- ------------------ ------------------ ------------------ ------------------
                      China              1                  Reg. 8/14/99       1302546
--------------------- ------------------ ------------------ ------------------ ------------------
[in Chinese
characters]           China              1                  Reg. 8/14/99       1302547
--------------------- ------------------ ------------------ ------------------ ------------------
                      China              5                  Reg. 8/14/99       1302800
--------------------- ------------------ ------------------ ------------------ ------------------
[in Chinese
characters]           China              5                  Reg. 7/28/99       1297757
--------------------- ------------------ ------------------ ------------------ ------------------
                      China              29                 Reg. 7/14/99       1293972
--------------------- ------------------ ------------------ ------------------ ------------------
[in Chinese
characters]           China              29                 Reg. 7/14/99       1293973
--------------------- ------------------ ------------------ ------------------ ------------------
                      European
                      Community          1, 5, 30           Reg. 11/6/98       371,583
--------------------- ------------------ ------------------ ------------------ ------------------
                      Japan              1                  Pending            34764/1997
--------------------- ------------------ ------------------ ------------------ ------------------
                      Japan              5                  Pending            34765/1997
--------------------- ------------------ ------------------ ------------------ ------------------
                      Japan              29                 Reg. 1/14/99       4,229,698
--------------------- ------------------ ------------------ ------------------ ------------------
                      Japan              30                 Reg. 1/14/99       4,229,699
--------------------- ------------------ ------------------ ------------------ ------------------
                      Malaysia           1                  Pending            99/03415
--------------------- ------------------ ------------------ ------------------ ------------------
                      Malaysia           5                  Pending            99/03414
--------------------- ------------------ ------------------ ------------------ ------------------
                      Malaysia           29                 Pending            99/03416
--------------------- ------------------ ------------------ ------------------ ------------------
                      Mexico             1                  Reg. 7/30/97       554,719
--------------------- ------------------ ------------------ ------------------ ------------------
                      Mexico             5                  Reg. 7/30/97       554.720
--------------------- ------------------ ------------------ ------------------ ------------------
                      Mexico             29                 Reg. 7/30/97       554.721
--------------------- ------------------ ------------------ ------------------ ------------------
                      Mexico             30                 Reg. 7/30/97       554.722
--------------------- ------------------ ------------------ ------------------ ------------------
                      Philippines        1, 5, 29           Pending            4-99-02756
--------------------- ------------------ ------------------ ------------------ ------------------

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

--------------------- ------------------ ------------------ ------------------ ------------------
                      Singapore          1                  Pending            99/03166H
--------------------- ------------------ ------------------ ------------------ ------------------
                      Singapore          5                  Pending            99/03167F
--------------------- ------------------ ------------------ ------------------ ------------------
                      Singapore          29                 Pending            99/03168D
--------------------- ------------------ ------------------ ------------------ ------------------
                      South Korea        1, 5, 29           Pending            99-9995
--------------------- ------------------ ------------------ ------------------ ------------------



---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

--------------------- ------------------ ------------------ ------------------ ------------------
                                                                               REGISTRATION
MARK                  COUNTRY            CLASSES            STATUS             OR SERIAL NO.
--------------------- ------------------ ------------------ ------------------ ------------------
NEUROMINS (cont'd)    Taiwan             1                  Pending            88-14203
--------------------- ------------------ ------------------ ------------------ ------------------
                      Taiwan             5                  Pending            88-14212
--------------------- ------------------ ------------------ ------------------ ------------------
                      Taiwan             29                 Pending            88-14211
--------------------- ------------------ ------------------ ------------------ ------------------
                      Venezuela          1                  Pending            7566-1999
--------------------- ------------------ ------------------ ------------------ ------------------
                      Venezuela          5                  Pending            7567-1999
--------------------- ------------------ ------------------ ------------------ ------------------
                      Venezuela          29                 Pending            7568-1999
--------------------- ------------------ ------------------ ------------------ ------------------
ARASCO                United States      1, 5               Reg. 5/23/95       1,894,738
--------------------- ------------------ ------------------ ------------------ ------------------
                      Benelux            1, 5               Reg. 9/22/94       558,581
--------------------- ------------------ ------------------ ------------------ ------------------
                      Canada             N/A                Reg. 4/22/97       475,074
--------------------- ------------------ ------------------ ------------------ ------------------
                      China              1                  Reg. 2/28/97       952085
--------------------- ------------------ ------------------ ------------------ ------------------
                      China              5                  Reg. 4/14/97       978613
--------------------- ------------------ ------------------ ------------------ ------------------
                      France             1, 5               Reg. 10/6/94       94/539.090
--------------------- ------------------ ------------------ ------------------ ------------------
                      France             5                  Reg. 7/27/95       95/582.463
--------------------- ------------------ ------------------ ------------------ ------------------
                      Germany            1, 5               Reg. 6/22/95       2 908 191
--------------------- ------------------ ------------------ ------------------ ------------------
                      Germany            5                  Reg. 10/20/97      395 30 455
--------------------- ------------------ ------------------ ------------------ ------------------
                      Israel             1                  Reg. 7/1/96        94940
--------------------- ------------------ ------------------ ------------------ ------------------
                      Israel             5                  Reg. 7.1.96        94941
--------------------- ------------------ ------------------ ------------------ ------------------
                      Italy              1, 5               Reg. 7/26/96       685002
--------------------- ------------------ ------------------ ------------------ ------------------
                      Japan              5                  Reg. 8/29/97       3343313
--------------------- ------------------ ------------------ ------------------ ------------------
[in Korean
characters            South Korea        10                 Reg. 9/27/97       3672277
--------------------- ------------------ ------------------ ------------------ ------------------
                      Spain              1                  Reg. 5/5/95        1 923 229/2
--------------------- ------------------ ------------------ ------------------ ------------------
                      Spain              5                  Reg. 5/5/95        1 923 231/4
--------------------- ------------------ ------------------ ------------------ ------------------
                      United Kingdom     1                  Reg. 9/26/94       1,586,321
--------------------- ------------------ ------------------ ------------------ ------------------
                      United Kingdom     5                  Reg. 9/26/94       1,586,322
--------------------- ------------------ ------------------ ------------------ ------------------
DHASCO                United States      1                  Reg. 5/23/95       1,894,739
--------------------- ------------------ ------------------ ------------------ ------------------
                      Benelux            1, 5               Reg. 9/22./94      558,580
--------------------- ------------------ ------------------ ------------------ ------------------
                      Canada             N/A                Reg. 4/23/97       475.803
--------------------- ------------------ ------------------ ------------------ ------------------
                      China              1                  Reg. 2/28/97       952084
--------------------- ------------------ ------------------ ------------------ ------------------
                      China              5                  Reg. 4/14/97       978614
--------------------- ------------------ ------------------ ------------------ ------------------
                      France             1, 5               Reg. 10/6/94       94/539.089
--------------------- ------------------ ------------------ ------------------ ------------------



---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

                      France             5                  Reg. 7/27/95       95/582.461
--------------------- ------------------ ------------------ ------------------ ------------------
                      Germany            5                  Reg. 7/25/95       395 30 456
--------------------- ------------------ ------------------ ------------------ ------------------
                      Indonesia          1, 5               Reg. 5/19/95       367,623
--------------------- ------------------ ------------------ ------------------ ------------------
                      Israel             1                  Reg. 7/1/96        94942
--------------------- ------------------ ------------------ ------------------ ------------------
                      Israel             5                  Reg. 7/1/96        94943
--------------------- ------------------ ------------------ ------------------ ------------------



---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

--------------------- ------------------ ------------------ ------------------ ------------------
                                                                               REGISTRATION
MARK                  COUNTRY            CLASSES            STATUS             OR SERIAL NO.
--------------------- ------------------ ------------------ ------------------ ------------------
DHASCO (cont'd)       Italy              1, 5               Reg. 7/25/96       685003
--------------------- ------------------ ------------------ ------------------ ------------------
                      Japan              1                  Reg. 12/25/96      3236317
--------------------- ------------------ ------------------ ------------------ ------------------
                      Japan              5                  Reg. 8/29/97       3343314
--------------------- ------------------ ------------------ ------------------ ------------------
[in Korean
characters]           South Korea        10                 Reg. 4/23/96       337927
--------------------- ------------------ ------------------ ------------------ ------------------
                      United Kingdom     1                  Reg. 9/26/94       1,586,323
--------------------- ------------------ ------------------ ------------------ ------------------
                      United Kingdom     5                  Reg. 9/26/94       1,586,324
--------------------- ------------------ ------------------ ------------------ ------------------
FORMULAID             United States      5                  Reg. 12/21/93      1,812,662
--------------------- ------------------ ------------------ ------------------ ------------------
                      Benelux            5                  Reg. 8/4/94        561,563
--------------------- ------------------ ------------------ ------------------ ------------------
                      Canada             N/A                Reg. 12/22/95      452,191
--------------------- ------------------ ------------------ ------------------ ------------------
                      China              5                  Pending            950107524
--------------------- ------------------ ------------------ ------------------ ------------------
                      France             5                  Reg. 8/22/94       94/533.500
--------------------- ------------------ ------------------ ------------------ ------------------
                      Germany            5                  Reg. 5/15/95       2 096 416
--------------------- ------------------ ------------------ ------------------ ------------------
                      Indonesia          5                  Reg. 5/19/95       371734
--------------------- ------------------ ------------------ ------------------ ------------------
                      Israel             5                  Reg. 2/4/96        94166
--------------------- ------------------ ------------------ ------------------ ------------------
                      Italy              5                  Reg. 7/25/96       684464
--------------------- ------------------ ------------------ ------------------ ------------------
                      Japan              5                  Reg. 4/25/97       3294461
--------------------- ------------------ ------------------ ------------------ ------------------
[in Korean
characters]           South Korea        10                 Reg. 11/13/97      382069
--------------------- ------------------ ------------------ ------------------ ------------------
                      Spain              5                  Reg. 10/5/95       1.918.547/2
--------------------- ------------------ ------------------ ------------------ ------------------
                      United Kingdom     5                  Reg. 8/8/94        1581072
--------------------- ------------------ ------------------ ------------------ ------------------


---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

                                    EXHIBIT 3

                         Alternative Dispute Resolution


               The parties recognize that bona fide disputes as to certain matters may arise from time to time during the term of this Agreement which relate to either party's rights and/or obligations. To have such a dispute resolved by this Alternative Dispute Resolution ("ADR") provision, a party first must send written notice of the dispute to the other party for attempted resolution by good faith negotiations between their respective presidents (or their designees) of the affected subsidiaries, divisions, or business units within twenty-eight (28) days after such notice is received (all references to "days" in this ADR provision are to calendar days).

               If the matter has not been resolved within twenty-eight (28) days of the notice of dispute, or if the parties fail to meet within such twenty-eight (28) days, either party may initiate an ADR proceeding as provided herein. The parties shall have the right to be represented by counsel in such a proceeding.

               1. To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within fourteen (14) days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

               2. Within twenty-one (21) days following receipt of the original ADR notice, the parties shall select a mutually acceptable neutral to preside in the resolution of any disputes in this ADR proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, either party may request the President of the CPR Institute for Dispute Resolution ("CPR"), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

                      (a) The CPR shall submit to the parties a list of not less than five (5) candidates within fourteen (14) days after receipt of the request, along with Curriculum Vitae for each candidate. No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or affiliates.

                      (b) Such list shall include a statement of disclosure by
               each candidate of any circumstances likely to affect his or her impartiality.

                      (c) Each party shall number the candidates in order of
               preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within seven
               (7) days following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

               (d) If the parties collectively have identified fewer than three
               (3) candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference. If a tie should result between two candidates, the CPR may designate either candidate. If the parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a) - 2(d) shall be repeated.

               3. No earlier than twenty-eight (28) days or later than fifty-six
               (56) days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties. The ADR proceeding shall take place at a location agreed upon

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

               by the parties. If the parties cannot agree, the neutral shall designate a location other than the principal place of business of either party or any of their subsidiaries or affiliates.

               4. At least seven (7) days prior to the hearing, each party shall submit the following to the other party and the neutral:

                      (a) a copy of all exhibits on which such party intends to rely in any oral or written presentation to the neutral;

                      (b) a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

                      (c) a proposed ruling on each issue to be resolved,
               together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

                      (d) a brief in support of such party's proposed rulings
               and remedies, provided that the brief shall not exceed twenty
               (20) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

               Except as expressly set forth in subparagraphs 4(a) - 4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

               5. The hearing shall be conducted on two (2) consecutive days and shall be governed by the following rules:

                      (a) Each party shall be entitled to five (5) hours of
               hearing time to present its case. The neutral shall determine whether each party has had the five (5) hours to which it is entitled.

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

                      (b) Each party shall be entitled, but not required, to
               make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

                      (c) The party initiating the ADR shall begin the hearing
               and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

                      (d) Except when testifying, witnesses shall be excluded
               from the hearing until closing arguments.

                      (e) Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral shall have sole discretion regarding the admissibility of any evidence.

               6. Within seven (7) days following completion of the hearing, each party may submit to the other party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed ten (10) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

               7. The neutral shall rule on each disputed issue within fourteen (14) days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party's proposed rulings and remedies on some issues and the

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

               other party's proposed rulings and remedies on other issues. The neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

               8. The neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

                      (a) If the neutral rules in favor of one party on all
               disputed issues in the ADR, the losing party shall pay 100% of such fees and expenses.

                      (b) If the neutral rules in favor of one party on some
               issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the parties. The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

               9. The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

               10. Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

---------------
* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.